Exhibit 99.1

PRESS RELEASE

MAA Announces Pricing of Senior Unsecured Notes Offering

MEMPHIS, Tenn., June 10, 2014 — Mid-America Apartment Communities, Inc. (NYSE: MAA) today announced that its operating partnership, Mid-America Apartments, L.P. (MAALP), priced a $400 million offering of MAALP’s 3.750% senior unsecured notes due 2024 (the “Notes”) under its existing shelf registration statement. The Notes were priced at 98.873% of the principal amount. The closing of the offering is expected to occur on June 13, 2014, subject to customary closing conditions.

MAALP intends to use net proceeds from the offering to repay all borrowings outstanding under its $200 million secured credit facility, substantially all of the borrowings outstanding under its $500 million revolving credit facility and for general corporate purposes.

J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, Jefferies LLC and U.S. Bancorp Investments, Inc. were the joint book-running managers for the offering.

Copies of the prospectus and related prospectus supplement relating to the offering may be obtained from: J.P. Morgan Securities LLC, 383 Madison Avenue, New York, NY 10179, Attention: Investment Grade Syndicate Desk, or by calling: 212-834-4533 collect, Wells Fargo Securities, LLC, 1525 West W.T. Harris Blvd. NC0675, Charlotte, NC 28262, Attention: Capital Markets Client Support, or by calling: 800-326-5897, or Jefferies LLC, 520 Madison Avenue, New York, New York 10002, Attention: Debt Syndicate Prospectus Department, or by calling: 877-547-6340.

A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. This announcement shall not constitute an offer to sell or a solicitation of an offer to buy the notes, nor shall there be any sale of the notes in any jurisdiction in which such offer, solicitation, or sale would be unlawful under the securities laws of any such jurisdiction.

About MAALP

MAALP is the operating partnership of MAA, a Memphis, Tennessee-based self-administered and self-managed apartment-only real estate investment trust, which owned or had ownership interest in 83,612 apartment units throughout the Sunbelt region of the United States as of March 31, 2014. For further details, please contact Investor Relations at investor.relations@maac.com, or via mail at 6584 Poplar Ave., Memphis, TN 38138.

Forward-Looking Statements

We consider this and other sections of this press release to contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 with respect to our expectations for future periods. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Such forward-looking statements include, without limitation, statements concerning property acquisitions and dispositions, joint venture activity, development and renovation activity as well as other capital expenditures, capital raising activities, rent and expense growth, occupancy, financing activities and interest rate and other economic, business and demographic expectations and statements about the benefits of our merger with Colonial Properties Trust (“Colonial”). Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of operations, financial condition, performance or achievements to be materially different from the results of operations, financial conditions, performance or achievements plans expressed or implied by such forward-looking statements. Such factors include, among other things, unanticipated adverse business developments affecting us, or our properties and adverse changes in the real estate markets and general and local economies and business conditions. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such forward-looking statements included in this press release may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results of operations, financial condition, performance or achievements described in or implied by such statements or our objectives and plans will be achieved.

The following factors, among others, could cause our future results to differ materially from those expressed in the forward-looking statements:

•	inability to generate sufficient cash flows due to market conditions, changes in supply and/or demand, competition, uninsured losses, changes in tax and housing laws, or other factors;

•	exposure to risks inherent in investments in a single industry;

•	difficulty in integrating Colonial’s operations, systems and personnel with ours and uncertainties associated with our ability to sell our commercial asset portfolio;

•	adverse changes in real estate markets, including, but not limited to, the extent of future demand for multifamily units in our primary markets, barriers of entry into new markets which we may seek to enter in the future, limitations on our ability to increase rental rates, competition, our ability to identify and consummate attractive acquisitions or development projects on favorable terms, our ability to consummate any planned dispositions in a timely manner on acceptable terms, and our ability to reinvest sale proceeds in a manner that generates favorable returns;

•	failure of new acquisitions to achieve anticipated results or be efficiently integrated;

•	failure of development communities to be completed, if at all, within budget and on a timely basis or to lease-up as anticipated;

•	unexpected capital needs;

•	changes in operating costs, including real estate taxes, utilities and insurance costs;

•	losses from catastrophes in excess of our insurance coverage;

•	ability to obtain financing at favorable rates, if at all, and refinance existing debt as it matures;

•	level and volatility of interest or capitalization rates or capital market conditions;

•	loss of hedge accounting treatment for interest rate swaps or interest rate caps;

•	the continuation of the good credit of our interest rate swap and cap providers;

•	price volatility, dislocations and liquidity disruptions in the financial markets and the resulting impact on financing;

•	the effect of any rating agency actions on the cost and availability of new debt financing;

•	significant decline in market value of real estate serving as collateral for mortgage obligations;

•	significant change in the mortgage financing market that would cause single-family housing, either as an owned or rental product, to become a more significant competitive product;

•	MAA’s ability to continue to satisfy complex rules in order to maintain its status as a REIT for federal income tax purposes, the ability of MAALP to satisfy the rules to maintain its status as a partnership for federal income tax purposes, the ability of our taxable REIT subsidiaries to maintain their status as such for federal income tax purposes, and our ability and the ability of our subsidiaries to operate effectively within the limitations imposed by these rules;

•	inability to attract and retain qualified personnel;

•	potential liability for environmental contamination;

•	adverse legislative or regulatory tax changes;

•	litigation and compliance costs associated with laws requiring access for disabled persons; and

•	other risks identified in our annual report on Form 10-K, our quarterly reports on Form 10-Q, our current reports on Form 8-K and, from time to time, in other reports we file with the Securities and Exchange Commission, or in other documents that we publicly disseminate.

We assume no obligation to update any such forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.